MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.




FUND LOGO




Quarterly Report

October 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Asset Builder Program, Inc.



Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn Hertig, Senior Vice President
Jay C. Harbeck, Senior Vice President
Norman R. Harvey, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Asset Builder Program, Inc., October 31, 1998


DEAR SHAREHOLDER


We are pleased to provide you with this quarterly report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information for all five portfolios can be found on pages 7--10 of this report to shareholders.


Fundamental Value Portfolio
The three months ended October 30, 1998 proved to be a particularly volatile period as the aftershocks of the Asian currency crisis roiled markets and economies throughout the world. Responding to the financial strains pressuring the markets, the US Federal Reserve Board lowered interest rates twice during the October quarter. This easing, coupled with similar moves in several other countries, bolstered investor confidence and spurred a sharp rebound in equity prices. Also comforting investors was the third quarter US gross domestic product report, which indicated growth of 3.9%, which exceeded investor expectations and represented an increase from the second quarter growth of 1.8%. Other stock market catalysts included the Group of Seven Industrialized Nations' plan for stabilizing distressed economies as well as Japan's long-awaited bank bailout program. The Standard & Poor's 500 Index (S&P 500) ended the October quarter with a -1.57% total return, following a sharp 14.3% peak-to-trough decline.

The divergent market crosscurrents resulted in significant sector volatility during the October quarter. Early on, investors shunned economically sensitive issues in response to the uncertain economic climate. Later, these areas experienced a solid resurgence of renewed optimism regarding economic stability following the Federal Reserve Board's easing. However, the outperformance later in the quarter was insufficient to overcome the earlier decline, as reflected in the performance of the unmanaged Morgan Stanley Cyclical and Consumer Indexes, which declined 6.7% and gained 2.5%, respectively. The value style of investing also generated disappointing returns during the quarter as evidenced by the S&P Barra Value and Growth Indexes, which declined 4.5% and rose 0.3%, respectively. For the three months ended October 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -2.56%, -2.83%, -2.83% and -2.57%, respectively. The
Portfolio's performance during the October quarter was impacted favorably by our technology and telecommunications holdings, with leading individual gainers including 3Com Corporation, Novell, Inc., Union Pacific Corporation and Bell Atlantic Corporation. Sectors that detracted from our performance included basic industry, financial and retail.

Capitalizing on the weakness of many of our core holdings, we added to these positions during the October quarter. Most notable increments were to hard-hit technology, retail, energy and financial holdings. We also initiated five positions and eliminated six holdings during the October quarter.

Among the new commitments were two cyclical companies, Deere & Company and Thomas & Betts Corporation. We purchased Deere on weakness related to a softening outlook for agricultural equipment. We believed the adversities were adequately reflected in the stock price, with Deere down 50% from its 1998 high and with the shares trading at a modest 8.5 times 1999 estimated earnings per share. Thomas & Betts is a leading producer of electrical connectors and electronic components used in computers, automobiles, telecommunication systems and construction. The company's shares have underperformed the market recently, reflecting weak operating results stemming from the turmoil in Asia, a downturn in the electronic connector industry and sluggish growth in the electrical construction business. In response to the lackluster outlook, the company's management has embarked on a major cost reduction program entailing the relocation of manufacturing facilities to lower-cost offshore sites and sizable headcount reductions. We believe that these actions are likely to yield tangible results beginning in the second half of 1999 and could enhance Thomas & Betts' competitive position. Thomas & Betts was trading 38% below its 1998 high, at an inexpensive 12 times 1999 estimated earnings per share, and offered an above-average 2.9% dividend yield, valuations we judged offered attractive long-term appreciation prospects.

Other new commitments during the October period included British Petroleum Co. PLC, Dillard's, Inc. and Hewlett-Packard Co. British Petroleum, a premier international oil company, represented an attractive addition in the out-of-favor energy sector. We believe the fundamental outlook for energy markets will improve in 1999, reflecting anticipated Organization of Petroleum Exporting Countries production restraints and an improved demand outlook as global economies stabilize and as El Nino's adverse influence begins to moderate. We believe the recent acquisition of Amoco Corp. is likely to enhance British Petroleum's prospects, especially as industry conditions begin to stabilize.

Dillard's, Inc., a major department store chain, represented an attractive, domestically oriented addition to the Portfolio. The shares have been poor performers over the last several years, reflecting the company's limited earnings progress. We believe the company's management is taking the steps necessary to improve earnings prospects as exemplified by the recent acquisition of Mercantile Stores. Shares of Dillard's were available at 12.5 times 1999 estimated earnings per share and at 1.3 times book value per share, sharp discounts to comparable department store companies.

We purchased Hewlett-Packard Co., an important manufacturer of computer products, on weakness related to a disappointing earnings pre-announcement. The shortfall stemmed from channel overcapacity in personal computers, weak Asian sales and a bloated cost structure. We believed these adversities were beginning to moderate. Hewlett-Packard shares were available at 39% below their 1998 high and at a modest 15 times 1999 estimated earnings per share, a compelling valuation, in our view.

During the three-month period, we completed sales of Dow Jones & Co. Inc., Pharmaceutical Product Development, Inc. and COMPAQ Computer Corp., all of which had reached our price targets. We eliminated Whirlpool Corp., Harrah's Entertainment, Inc. and Bankers Trust New York Corp. because their prospects no longer appeared promising, in our view.

The past several quarters have proven particularly challenging for value investors since the market has shunned many issues in our investment universe. We continue to believe a strict value-oriented approach to stock selection will prove beneficial to investors over the long term. We remain convinced that investors' current disdain for lower-multiple issues has created many attractive investment opportunities. We have capitalized on some of these opportunities and expect to continue to do so in the weeks and months ahead. Fundamental Value Portfolio continues to present attractive valuation characteristics, with the Portfolio's price/earnings multiple 30% below that of the S&P 500 Index and the price/ book ratio at a 60% discount relative to the same stock market benchmark.


Global Opportunity Portfolio
As of October 31, 1998, the asset allocation for Global Opportunity Portfolio was: foreign stocks, 22% of net assets; US stocks, 32%;
foreign bonds, 19%; US bonds, 15%; and cash reserves, 12%.

Increasingly uncertain global economic prospects led us to reduce equity exposure in favor of bonds during the three months ended October 31, 1998. We reduced the foreign equity sector from 39% of net assets as of July 31, 1998 to 22% as of October 31, 1998. We eliminated the remaining positions in emerging markets through the sales of Oversea-Chinese Banking Corp. Ltd. in Asia and our remaining positions in Latin America. We also made an additional cutback in our commitment to Japanese equities. We continued to emphasize European equities since we still regard long-term economic prospects as favorable with continued potential for economic restructuring. We took advantage of price weakness to enlarge representation in companies expected to exhibit steady earnings growth in areas such as telecommunications and food. New commitments in telecommunications included Telecom Italia S.p.A. and Telefonica, S.A., while newly initiated positions in the food industry included Groupe Danone and Nestle S.A. We also established initial positions in depressed resource-related companies such as Billiton PLC, Rio Tinto PLC and British Petroleum Company PLC, where share prices appeared to discount the impact of a global economic slowdown on their operations.

US equity exposure at 32% of net assets was essentially unchanged during the three months ended October 31, 1998. In view of expectations of a slowing US economy, we reduced our commitment to consumer cyclicals through the sales of Sears, Roebuck & Co. and Carnival Corporation, and enlarged positions in the consumer staples and health care sectors with commitments in Nabisco Holdings Corp. and Johnson & Johnson. As was the case in international equities, we initiated positions in depressed basic industry and energy-related securities where the impact of an economic slowdown appeared to be discounted. New commitments in these areas included Aluminum Co. of America and Mobil Corporation. Significant representation is maintained in the financial and technology-communications sectors.


Merrill Lynch Asset Builder Program, Inc., October 31, 1998


The increasing probability of a slowdown in global economic activity led us to expand fixed-income representation. We slightly increased our position in US bonds from 14% of net assets to 15% during the three months ended October 31, 1998, and took advantage of a rally in the US bond market to reduce duration slightly from 6 years to
5.7 years. While the major portion of assets remained allocated to US Treasury obligations, we also took advantage of an unusually large yield differential between US Treasury securities and Federal National Mortgage Association (FNMA) obligations to initiate commitments in FNMA securities.

We increased the Portfolio's foreign bond exposure from 12% of net assets to 19% during the three months ended October 31, 1998. We maintained representation in German and British obligations, given the appeal of these markets as safe havens during the current period of economic uncertainty. We lifted the currency hedges on continental European stocks and bonds as it appeared that a period of dollar weakness versus the European currencies was underway. We also eliminated the hedge on Japanese stocks as the strength which developed in the Japanese yen in October seemed likely to continue in coming months. We maintained our hedge on UK stocks and bonds given expectations that an increasingly accommodative monetary policy by the Bank of England would result in weakness in the British pound.


Growth Opportunity Portfolio
For the quarter ended October 31, 1998, total returns for Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares of -5.62%, -5.84%, -5.84% and -5.63%, respectively, underperformed the -1.57% total return of the unmanaged Standard & Poor's 500 (S&P
500) Index. (Fund performance does not reflect sales charges and would be lower if sales charges were included.) The principal reason for the Fund's underperformance was that we continued to maintain a relatively fully invested portfolio through to the bottom of the sell-off of the US equity market on October 8, 1998. However, we also were fully invested through the early recovery during the remainder of the month, and since the bottom of the sell-off, the Portfolio has rebounded. Another factor in the comparative investment performance during the October quarter was that the relatively high dividend yield industries in the S&P 500 Index-- which are not significantly represented in Growth Opportunity Portfolio--had substantially better investment performance during the month of September and into the stock market bottom on October 8, 1998.

We remained relatively fully invested in common stocks, and added new companies to the Portfolio in the retailing, communications equipment and broadcasting industries. In the specialty retailing industry, we added Abercrombie & Fitch Co. and Lowe's Companies, Inc. to the Portfolio because their valuations appeared attractive relative to anticipated above-average growth in earnings and improving rates of return on equity over the next few years. We added Ascend Communications, Inc. in the communications equipment industry because of the potential earnings growth from a recent strategic acquisition. We purchased shares of CBS Corporation in response to the attractive valuation and the prospects for greater-than-anticipated growth in earnings and improved returns from the restructuring and reorganization of both radio and television broadcasting operations.

We sold Hewlett-Packard Company in response to our growing concerns about possible further deterioration in returns on equity from continuing declines in the demand for test and measurement equipment, which resulted from many corporations cutting back or eliminating capital spending on manufacturing facilities as a result of the slowdown in real economic growth around the globe. We sold PolyGram N.V. in response to the relatively high valuation compared to the takeover valuation offered by The Seagram Company Ltd. and the continued decline in music industry sales outside the United States.

Growth Opportunity Portfolio stock holdings reflect our outlook for continued moderate real growth in consumer spending and the overall level of business activity. Over 10% of the Portfolio is invested in specialty and general merchandise retailers. The Portfolio's investments in technology are focused on sectors in which we believe capital investment will be ongoing during a period of relatively modest real economic growth in the United States. In the telecommunications service sector, we focused on companies that are investing in growing capacity of their sophisticated digital communications systems for primarily commercial customers. The top five industry weightings are telecommunications, pharmaceuticals, specialty retailing, computer software and banking and financial. The top five individual stock holdings are Wal-Mart Stores, Inc., Cisco Systems, Inc., General Electric Company, Microsoft Corporation and Pfizer, Inc. At the close of the October quarter, the Portfolio's cash and cash equivalents were 5.7% of net assets.


Quality Bond Portfolio
During the three-month period ended October 31, 1998, fixed-income markets reflected a flight to quality as investors focused on the US Treasury and high-quality corporate bond markets. During the October quarter, the yield curve shifted as interest rates in the United States moved dramatically lower. (The long-term Treasury bond traded toward a low yield of 4.70%.) Notwithstanding the strength in the Treasury market, corporate bond spreads remained toward the wider end of recent highs, given investor concerns relative to global events and liquidity issues. Subsequent to the drop in the Federal Funds rate to 5% on October 31, 1998, corporate yield spreads reacted positively, retracing some of the year-to- date erosion.

As we entered the October quarter, there was weakness in the emerging markets and mounting evidence that the US economy would begin to be impacted by the troubles that many of our trading partners were experiencing. We believed the Federal Reserve Board would need to lower interest rates as a pre-emptive strike against a recession, as well as to re-liquify troubled markets. Although Quality Bond Portfolio's benchmark is the Merrill Lynch Corporate Master Index, we believed it prudent to invest a portion of the Portfolio's assets (5%--15% of net assets) in US Treasury securities given prevailing liquidity issues. Furthermore, we decided to take advantage of bond swaps, when available, which allowed us the opportunity to trade up in credit quality with limited yield concessions. We significantly reduced our exposure to the brokerage and money center banking industries, as well as cyclical industrials and domestic commodity-oriented companies such as chemicals and pulp and paper. In addition, we continued to avoid those companies with exposure to the emerging economies as well as high-end retailers.

Following a series of monetary policy easings by the Federal Reserve Board, we sought to take advantage of the very attractive opportunities that had developed in the spread between corporate bonds and Treasury issues. Since liquidity was still a concern, we limited our focus to the larger, higher-rated benchmark issues. This strategy proved correct as corporate yield spreads in recent weeks have tightened approximately 30 basis points--60 basis points, on average, across the investment-grade spectrum. Recent additions included such issuers as Associates Corp. of North America, Anheuser-Busch Cos., Inc., Hershey Foods Corp., McDonald's Corporation,
Lucent Technologies Inc., Abbott Laboratories and Coca-Cola
Enterprises.


US Government Securities Portfolio
During the October quarter, Japan fell into recession, Russia devalued its currency, and stock markets around the world tumbled, causing investors worldwide to seek the safety and liquidity of US Treasury bonds. The resulting strong demand for US Treasury bonds pushed yields to lows not seen in over 30 years. The Federal Reserve Board, in an effort to bring liquidity back to the credit markets, lowered interest rates twice during the October quarter. The second move, which followed the first by only two weeks, was an unexpected surprise and a strong statement by the Federal Reserve Board that it was taking aggressive actions to prevent the US economy from slipping into a recession. Initially, the bond and equity markets rallied. However, late in the October quarter, as world financial markets began to stabilize, the flight-to-quality trades began to unwind and the US Treasury curve steepened with longer-term securities moving lower in price.

As a result of Federal Reserve Board interest rate cuts and the increased yields of long-term Treasury notes, the two-year--ten-year Treasury note yield curve steepened dramatically. This part of the curve began the October quarter with only a single basis point difference in yield and ended with a 50 basis point difference. The US Treasury ten-year note yield began the quarter at 5.49% and, although it reached a historic low of 4.16% early in October, ended the quarter at 4.61%, almost 90 basis points lower than the start of the quarter. This dramatically lower ten-year note yield, a benchmark for mortgage rates, substantially increased the refinancable mortgages universe.

Mortgage-backed security (MBS) yield spreads typically widen when interest rates fall dramatically as prepayment risk gets priced into their yields. However, prepayment risk played only a small role in the widening of MBS spreads during the October quarter. The majority of the widening came because of other spread product widening. In fact, even those MBS that would actually benefit from an increase to prepayments (those bought at a discounted price and received prepayments at par) widened out with the more prepayment-sensitive MBS. Heavy mortgage banker selling and the deleveraging and liquidations of two major hedge funds put additional pressure on MBS spreads.


Merrill Lynch Asset Builder Program, Inc., October 31, 1998


Early in the October quarter, as interest rates started to decline, we increased our exposure to US Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS). This worked out well during August and September as long-term yields continued to post new lows. This, coupled with our strategy of avoiding prepayment-sensitive MBS, helped the Portfolio experience strong performance in August and September. Late in the October quarter, we reduced the allocation of US Treasury STRIPS in favor of 30-year Federal National Mortgage Association 6% and Federal Home Loan Mortgage Corporation--Gold Program 15-year 5.50% as their yields reached historically wide spreads relative to their Treasury benchmarks. By the end of October, MBS spreads, though still very wide, narrowed as investor sentiment started to improve. MBS performed better than most fixed-income issues during the month of October. However, because the portfolio had lower coupon MBS and therefore longer duration, October returns dampened the two previous months' returns as interest rates rose and negatively impacted those securities with the longest durations.

US Government Securities Portfolio ended the October quarter with 43% of net assets allocated to 30-year MBS, 27% allocated to 15-year MBS, a 10% prepayment protected FNMA multi-family pool allocation and US Treasury and cash allocations of 10% each. Although interest rates and mortgage rates are higher than those seen during the October quarter, prepayment risk is still a concern, especially in conventional 7% and higher MBS (of which the Portfolio has none). As the market stabilizes, we will most likely reduce our cash allocation in favor of MBS. MBS spreads are likely to continue to tighten, barring another dramatic Treasury rally, as liquidity and confidence return to the fixed-income markets. Prepayments will probably remain high for the next couple of months; therefore, we will likely continue to concentrate our investments in MBS, avoiding those that have heavy prepayment risk. MBS with little prepayment risk are a very attractive fixed-income investment. They have high yields, and are likely to perform well in a steeper yield curve environment.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Geraldine Gunn Hertig)
Geraldine Gunn Hertig
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio




(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio




(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio




(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Co-Portfolio Manager
Quality Bond Portfolio




(Jay C. Harbeck)
Jay C. Harbeck
Senior Vice President and
Co-Portfolio Manager
Quality Bond Portfolio




(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



December 14, 1998



PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Asset Builder Program, Inc., October 31, 1998


PERFORMANCE DATA (continued)


Fundamental
Value Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        - 5.92%        -10.86%
Inception (2/01/95) to 9/30/98            +15.21         +13.52

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/98                        - 6.92%        -10.15%
Inception (2/01/95) to 9/30/98            +13.98         +13.79

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        - 6.98%        - 7.78%
Inception (2/01/95) to 9/30/98            +13.97         +13.97

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        - 6.20%        -11.12%
Inception (2/01/95) to 9/30/98            +14.94         +13.26

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Global
Opportunity
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        - 9.20%        -13.96%
Inception (2/01/95) to 9/30/98            + 7.33         + 5.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -10.22%        -13.43%
Inception (2/01/95) to 9/30/98            + 6.18         + 5.95

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        -10.31%        -11.11%
Inception (2/01/95) to 9/30/98            + 6.13         + 6.13

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        - 9.47%        -14.22%
Inception (2/01/95) to 9/30/98            + 7.08         + 5.51

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        + 3.98%        - 1.48%
Inception (2/02/96) to 9/30/98            +17.02         +14.67

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/98                        + 2.83%        - 1.00%
Inception (2/02/96) to 9/30/98            +15.81         +15.22

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        + 2.76%        + 1.80%
Inception (2/02/96) to 9/30/98            +15.75         +15.75

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        + 3.68%        - 1.76%
Inception (2/02/96) to 9/30/98            +16.81         +14.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        +11.52%        + 7.06%
Inception (2/01/95) to 9/30/98            + 8.03         + 6.83

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/98                        +10.77%        + 6.77%
Inception (2/01/95) to 9/30/98            + 7.13         + 6.90

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        +10.71%        + 9.71%
Inception (2/01/95) to 9/30/98            + 7.06         + 7.06

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        +11.25%        + 6.80%
Inception (2/01/95) to 9/30/98            + 7.73         + 6.54

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government
Securities
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        +11.67%        + 7.20%
Inception (2/01/95) to 9/30/98            +10.37         + 9.15

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/98                        +10.92%        + 6.92%
Inception (2/01/95) to 9/30/98            + 9.48         + 9.27

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        +10.86%        + 9.86%
Inception (2/01/95) to 9/30/98            + 9.42         + 9.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        +11.39%        + 6.94%
Inception (2/01/95) to 9/30/98            +10.08         + 8.86

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., October 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                     12 Month      3 Month            Since          Standardized
                                                      Total         Total           Inception        30-day Yield
                                                      Return        Return         Total Return    As of 10/31/98
Fundamental Value Portfolio Class A Shares           + 3.27%        -2.56%            +77.22%              --
Fundamental Value Portfolio Class B Shares           + 2.16         -2.83             +70.26               --
Fundamental Value Portfolio Class C Shares           + 2.10         -2.83             +70.20               --
Fundamental Value Portfolio Class D Shares           + 3.07         -2.57             +75.77               --
Global Opportunity Portfolio Class A Shares          - 1.31         -8.63             +32.62               --
Global Opportunity Portfolio Class B Shares          - 2.32         -8.83             +27.44               --
Global Opportunity Portfolio Class C Shares          - 2.40         -8.93             +27.20               --
Global Opportunity Portfolio Class D Shares          - 1.51         -8.73             +31.50               --
Growth Opportunity Portfolio Class A Shares          +15.87         -5.62             +64.42               --
Growth Opportunity Portfolio Class B Shares          +14.74         -5.84             +59.83               --
Growth Opportunity Portfolio Class C Shares          +14.67         -5.84             +59.62               --
Growth Opportunity Portfolio Class D Shares          +15.65         -5.63             +63.64               --
Quality Bond Portfolio Class A Shares                + 8.74         +2.92             +31.22              5.69%
Quality Bond Portfolio Class B Shares                + 7.92         +2.73             +27.08              5.16
Quality Bond Portfolio Class C Shares                + 7.86         +2.72             +26.75              5.11
Quality Bond Portfolio Class D Shares                + 8.48         +2.86             +29.88              5.44
US Government Securities Portfolio Class A Shares    + 9.63         +3.71             +42.83              5.86
US Government Securities Portfolio Class B Shares    + 8.70         +3.42             +38.46              5.30
US Government Securities Portfolio Class C Shares    + 8.64         +3.40             +38.14              5.26
US Government Securities Portfolio Class D Shares    + 9.36         +3.54             +41.44              5.58

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's inception periods are: Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio & US Government Securities Portfolio, from 2/01/95 to 10/31/98; and Growth Opportunity Portfolio, from 2/02/96 to 10/31/98.



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                  Fundamental Value Portfolio

MIDDLE                                    Shares                                                                  Percent of
EAST              Industries               Held             Investments                  Cost           Value     Net Assets
Israel            Computer Services     150,000      Scitex Corp. Ltd.              $  1,496,111     $  1,331,250      1.4%

                                                     Total Investments
                                                     in the Middle East                1,496,111        1,331,250      1.4

NORTH
AMERICA

United States     Automotive             20,000      Ford Motor Co.                      429,535        1,085,000      1.1
                                         25,000      General Motors Corp.              1,286,517        1,576,563      1.7
                                                                                    ------------     ------------    ------
                                                                                       1,716,052        2,661,563      2.8

                  Banking & Financial    13,000      Associates First Capital
                                                     Corporation                         751,607          916,500      1.0
                                         35,000      Citigroup Inc. (a)                2,002,413        1,647,187      1.7
                                         80,000      Hibernia Corp. (Class A)            948,558        1,335,000      1.4
                                         22,000      National City Corporation         1,521,910        1,414,875      1.5
                                          5,000      Wells Fargo & Company             1,274,628        1,850,000      2.0
                                                                                    ------------     ------------    ------
                                                                                       6,499,116        7,163,562      7.6

                  Beverage &             58,000      Seagram Company Ltd. (The)        2,076,026        1,906,750      2.0
                  Entertainment

                  Chemicals              30,000      du Pont (E.I.) de
                                                     Nemours & Co.                     1,704,050        1,725,000      1.8
                                         40,000      Great Lakes Chemical
                                                     Corporation                       1,544,458        1,665,000      1.8
                                                                                    ------------     ------------    ------
                                                                                       3,248,508        3,390,000      3.6

                  Computer Equipment     28,000      Hewlett-Packard Co.               1,485,362        1,685,250      1.8

                  Computer Software      80,000      Mentor Graphics Corporation         771,977          645,000      0.7
                                        140,000      Novell, Inc.                      1,087,444        2,082,500      2.2
                                                                                    ------------     ------------    ------
                                                                                       1,859,421        2,727,500      2.9

                  Conglomerates          45,000      Tenneco, Inc.                     1,940,725        1,366,875      1.5

                  Cosmetics &            45,000      Kimberly-Clark Corporation        2,133,972        2,171,250      2.3
                  Toiletries

                  Electric Utilities     45,000      Cinergy Corp.                     1,534,555        1,552,500      1.7

                  Electronic Components  25,000      Thomas & Betts Corporation        1,036,823        1,117,188      1.2

                  Fertilizer             40,000      IMC Global, Inc.                  1,408,459        1,040,000      1.1

                  Foods                  35,000      General Mills, Inc.               2,365,671        2,572,500      2.7

                  Health Care            17,500      Aetna Inc.                        1,315,639        1,305,938      1.4
                  Services               56,000      Columbia/HCA Healthcare
                                                     Corporation                       1,671,831        1,176,000      1.2
                                                                                    ------------     ------------    ------
                                                                                       2,987,470        2,481,938      2.6

                  Information            15,000      International Business
                  Processing                         Machines Corp.                      992,340        2,226,563      2.4

                  Insurance              30,000      Allstate Corporation (The)        1,396,800        1,291,875      1.4
                                         25,000      PartnerRe Ltd.                    1,195,488          993,750      1.0
                                         45,300      TIG Holdings, Inc.                1,286,943          631,369      0.7
                                                                                    ------------     ------------    ------
                                                                                       3,879,231        2,916,994      3.1

                  Machinery              30,000      Deere & Company                     929,241        1,061,250      1.1
                                         50,000      ITT Industries Inc.               1,177,983        1,787,500      1.9
                                         20,931      SPX Corporation (c)               1,229,451        1,139,431      1.2
                                                                                    ------------     ------------    ------
                                                                                       3,336,675        3,988,181      4.2

                  Metals--Non-Ferrous    45,000      ASARCO Inc.                       1,240,590          964,687      1.0

                  Metals--Precious       50,000      Newmont Mining Corporation        1,534,492        1,062,500      1.1

                  Natural Gas            24,000      Enron Corp.                         936,185        1,266,000      1.3
                                         50,000      Sonat, Inc.                       2,051,318        1,515,625      1.6
                                                                                    ------------     ------------    ------
                                                                                       2,987,503        2,781,625      2.9

                  Networking             50,000      3Com Corporation                  1,302,707        1,803,125      1.9


Merrill Lynch Asset Builder Program, Inc., October 31, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                  Fundamental Value Portfolio (concluded)

NORTH AMERICA                             Shares                                                                  Percent of
(concluded)       Industries               Held             Investments                  Cost           Value     Net Assets
United States     Oil--Domestic          72,000      Occidental Petroleum Corp.     $  1,664,031     $  1,431,000      1.5%
(concluded)                              20,000      Sun Company, Inc.                   623,938          686,250      0.7
                                                                                    ------------     ------------    ------
                                                                                       2,287,969        2,117,250      2.2

                  Oil--International     25,000      Exxon Corporation                 1,524,560        1,781,250      1.9

                  Oil Services           30,000      Diamond Offshore Drilling, Inc.   1,407,557          920,625      1.0
                                         30,000      Halliburton Company (b)             927,909        1,078,125      1.1
                                                                                    ------------     ------------    ------
                                                                                       2,335,466        1,998,750      2.1

                  Packaging              35,000      Crown Cork & Seal Company, Inc.   1,612,100        1,115,625      1.2

                  Paper & Forest         20,000      International Paper Co.             805,487          928,750      1.0
                  Products               70,000      Louisiana-Pacific Corp.           1,551,112        1,242,500      1.3
                                                                                    ------------     ------------    ------
                                                                                       2,356,599        2,171,250      2.3

                  Pharmaceuticals        11,000      Bristol-Myers Squibb Co.            421,102        1,216,187      1.3
                                         35,000      Pharmacia & Upjohn, Inc.          1,139,360        1,852,812      2.0
                                                                                    ------------     ------------    ------
                                                                                       1,560,462        3,068,999      3.3

                  Photography            22,000      Eastman Kodak Co.                 1,556,016        1,705,000      1.8

                  Railroads              55,000      Union Pacific Corporation         2,978,576        2,619,375      2.8

                  Retail                 30,000      Dillard's, Inc. (Class A)           890,124          931,875      1.0
                                        100,000      Kmart Corporation                 1,144,288        1,412,500      1.5
                                         30,000      Sears, Roebuck & Co.              1,360,889        1,348,125      1.4
                                         45,000      Toys 'R' Us, Inc.                 1,178,997          880,312      0.9
                                         40,500      Venator Group Inc.                  570,707          341,719      0.4
                                                                                    ------------     ------------    ------
                                                                                       5,145,005        4,914,531      5.2

                  Semiconductors         20,000      Texas Instruments Inc.              877,717        1,278,750      1.4

                  Steel                  40,000      USX-US Steel Group, Inc.          1,147,077          930,000      1.0
                                        100,000      WHX Corp.                           902,908        1,187,500      1.2
                                                                                    ------------     ------------    ------
                                                                                       2,049,985        2,117,500      2.2

                  Telecommunications     28,000      AT&T Corp.                          994,867        1,743,000      1.9
                                         15,000      Bell Atlantic Corporation           686,660          796,875      0.8
                                         35,000      GTE Corp.                         1,555,539        2,054,062      2.2
                                         35,000      Motorola, Inc.                    1,880,193        1,820,000      1.9
                                                                                    ------------     ------------    ------
                                                                                       5,117,259        6,413,937      6.8

                                                     Total Investments in
                                                     North America                    74,967,412       78,882,768     83.6

WESTERN
EUROPE

Netherlands       Oil--International     40,000      Royal Dutch Petroleum Company
                                                     (NY Registered Shares)            2,093,068        1,970,000      2.1

                                                     Total Investments
                                                     in the Netherlands                2,093,068        1,970,000      2.1

United Kingdom    Petroleum              12,000      British Petroleum Co. PLC (ADR)*    924,528        1,061,250      1.1

                                                     Total Investments
                                                     in the United Kingdom               924,528        1,061,250      1.1

                                                     Total Investments
                                                     in Western Europe                 3,017,596        3,031,250      3.2

SHORT-TERM                              Face
SECURITIES                             Amount                  Issue

                  US Government   $   5,000,000      Federal Home Loan Bank
                  Agency                             Corp., 5.06% due 11/12/1998       4,991,567        4,991,567      5.3
                  Obligations**       5,560,000      Federal Home Loan Mortgage
                                                     Corp., 5.42% due 11/02/1998       5,558,326        5,558,326      5.9

                                                     Total Investments in
                                                     Short-Term Securities            10,549,893       10,549,893     11.2

                  Total Investments                                                  $90,031,012       93,795,161     99.4
                                                                                     ===========
                  Other Assets Less Liabilities                                                           601,601      0.6
                                                                                                      -----------    ------
                  Net Assets                                                                          $94,396,762    100.0%
                                                                                                      ===========    ======


                  Net Asset Value:    Class A--Based on net assets of $357,409 and
                                               25,380 shares outstanding                              $     14.08
                                                                                                      ===========
                                      Class B--Based on net assets of $58,925,999 and
                                               4,288,108 shares outstanding                           $     13.74
                                                                                                      ===========
                                      Class C--Based on net assets of $29,146,177 and
                                               2,122,147 shares outstanding                           $     13.73
                                                                                                      ===========
                                      Class D--Based on net assets of $5,967,177 and
                                               425,677 shares outstanding                             $     14.02
                                                                                                      ===========


                 *American Depositary Receipts (ADR).
                **US Government Agency Obligations are traded on a discount basis;
                  the interest rates shown reflect the rates paid at the time of purchase by the Portfolio.

              (a) Formerly Travelers Group Inc.
              (b) Dresser Industries, Inc. merged with Halliburton Company.
              (c) General Signal Corporation merged with SPX Corporation.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                  Global Opportunity Portfolio

                                         Face                                                                    Percent of
COUNTRY                                 Amount      Foreign Government Obligations         Cost        Value     Net Assets
Germany                                              Bundesrepublik Deutschland:
                                DM    2,950,000          6% due 7/04/2007           $  1,856,480     $  2,008,674      3.2%
                                      6,100,000          4.75% due 7/04/2008           3,983,026        3,864,562      6.3
                                        850,000          6% due 6/20/2016                472,899          592,432      1.0
                                      3,050,000          5.625% due 1/04/2028          1,728,761        1,958,450      3.2
                                                                                    ------------     ------------    ------
                                                                                       8,041,166        8,424,118     13.7

United Kingdom                                       UK Treasury Gilt:
                             Pound      310,000          8% due 12/07/2000               523,871          545,829      0.9
                          Sterling    1,350,000          7.25% due 12/07/2007          2,382,970        2,625,643      4.2
                                                                                    ------------     ------------    ------
                                                                                       2,906,841        3,171,472      5.1

                                                     Total Investments in
                                                     Foreign Government Obligations   10,948,007       11,595,590     18.8


Merrill Lynch Asset Builder Program, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                  Global Opportunity Portfolio (continued)
                                         Face                                                                    Percent of
COUNTRY                                 Amount    US Government & Agency Obligations      Cost          Value    Net Assets
United States                                        Federal National Mortgage
                                                     Association:
                               US$    1,140,000          5.625% due 3/15/2001        $ 1,143,993      $ 1,165,468      1.9%
                                      1,340,000          5.75% due 4/15/2003           1,348,657        1,391,711      2.3
                                      1,980,000          5.75% due 2/15/2008           1,973,853        2,057,952      3.3
                                                     US Treasury Notes and Bonds:
                                      2,480,000          6.50% due 5/31/2002           2,557,888        2,650,897      4.3
                                      1,620,000          6.625% due 2/15/2027          1,836,638        1,918,177      3.1
                                                                                    ------------     ------------    ------
                                                                                       8,861,029        9,184,205     14.9

                                                     Total Investments in
                                                     US Government & Agency
                                                     Obligations                       8,861,029        9,184,205     14.9

                                                     Total Investments in
                                                     Foreign & US Government &
                                                     Agency Obligations               19,809,036       20,779,795     33.7

                                         Shares
                  Industries              Held                US Stocks

United States     Aerospace & Defense     8,300      GenCorp, Inc.                       220,331          183,638      0.3
                                          1,200      United Technologies Corporation      94,462          114,300      0.2
                                                                                    ------------     ------------    ------
                                                                                         314,793          297,938      0.5

                  Airlines                2,330      US Airways Group, Inc.              120,589          131,791      0.2

                  Auto--Related           3,460      Hertz Corporation (Class A)         137,482          123,911      0.2

                  Automobile Parts        7,200      Federal-Mogul Corporation           328,036          390,150      0.6

                  Automotive &            8,400      Avis Rent A Car, Inc.               206,970          171,150      0.3
                  Equipment

                  Banking                 3,447      BankAmerica Corporation             198,840          197,987      0.3
                                         13,100      Bank of New York Company,
                                                     Inc. (The)                          244,369          413,469      0.7
                                                                                    ------------     ------------    ------
                                                                                         443,209          611,456      1.0

                  Banking & Financial     7,000      First Union Corporation             349,606          406,000      0.7

                  Beverages              10,100      PepsiCo, Inc.                       365,786          340,875      0.6

                  Broadcasting/Cable     18,250      Capstar Broadcasting
                                                     Corporation (Class A)               332,446          317,094      0.5
                                         12,500      Tele-Communications, Inc.
                                                     (Class A)                           290,528          525,000      0.8
                                         23,500      Tele-Communications TCI
                                                     Ventures Group (Class A)            287,373          436,219      0.7
                                                                                    ------------     ------------    ------
                                                                                         910,347        1,278,313      2.0

                  Chemicals               2,350      du Pont (E.I.) de
                                                     Nemours & Co.                       146,528          135,125      0.2
                                         12,000      Great Lakes Chemical
                                                     Corporation                         511,510          499,500      0.8
                                                                                    ------------     ------------    ------
                                                                                         658,038          634,625      1.0

                  Communication          10,400      MCI WorldCom, Inc.                  337,369          574,600      0.9
                  Equipment

                  Computer Products       5,700      Cisco Systems, Inc.                 279,563          359,456      0.6

                  Computer Sales          2,600      International Business
                                                     Machines Corp.                      303,381          385,938      0.6

                  Computer Software       5,450      BMC Software, Inc.                  248,722          261,600      0.4

                  Computers              14,300      COMPAQ Computer Corporation         406,663          452,238      0.7

                  Conglomerates          16,600      Dial Corporation (The)              339,659          457,538      0.7

                  Containers              5,700      Owens-Illinois, Inc.                193,073          174,206      0.3

                  Electrical Equipment    2,200      General Electric Company            172,817          192,500      0.3

                  Electronics             2,500      Micron Technology, Inc.              86,524           95,000      0.2

                  Entertainment          24,800      Premier Parks Inc.                  652,230          550,250      0.9
                                          6,240      Royal Caribbean Cruises Ltd.        154,971          173,940      0.3
                                                                                    ------------     ------------    ------
                                                                                         807,201          724,190      1.2

                  Financial Services     12,100      GreenPoint Financial Corp.          467,849          397,031      0.6
                                         11,800      Heller Financial, Inc.              319,863          283,200      0.5
                                          4,700      Providian Financial
                                                     Corporation                         298,637          373,063      0.6
                                                                                    ------------     ------------    ------
                                                                                       1,086,349        1,053,294      1.7

                  Foods                   4,900      ConAgra, Inc.                       150,874          149,144      0.2
                                         10,500      Keebler Foods Company               285,752          301,875      0.5
                                          4,150      Nabisco Holdings Corp. (Class A)    148,532          156,662      0.3
                                                                                    ------------     ------------    ------
                                                                                         585,158          607,681      1.0

                  Hardware Products       5,100      Black & Decker Corporation (The)    204,929          263,606      0.4

                  Health Care            17,801      HEALTHSOUTH Corporation             305,363          215,837      0.3

                  Information             1,000      Computer Associates                  32,199         39,375      0.1
                  Processing                         International, Inc.

                  Instruments             3,900      Millipore Corporation                83,568           96,037      0.2

                  Insurance               4,650      Allmerica Financial Corporation     287,032          232,500      0.4
                                          6,500      Equitable Companies
                                                     Incorporated (The)                  337,296          318,500      0.5
                                          6,500      UNUM Corporation                    281,371          288,844      0.5
                                                                                    ------------     ------------    ------
                                                                                         905,699          839,844      1.4

                  Machinery               8,500      Ingersoll-Rand Company              294,899          429,250      0.7

                  Manufacturing           7,400      Tyco International Ltd.             393,970          458,338      0.7

                  Medical Instruments     5,800      Beckman Coulter Inc.                346,363          272,600      0.4

                  Medical Specialties     6,200      Warner-Lambert Company              304,269          485,925      0.8

                  Medical Technology      3,750      Johnson & Johnson                   299,682          305,625      0.5

                  Metals                  1,200      Aluminum Co. of America              93,079           95,100      0.2

                  Natural Gas            13,350      El Paso Energy Corporation          365,609          473,091      0.8
                                          8,100      Enron Corporation                   358,832          427,275      0.7
                                                                                    ------------     ------------    ------
                                                                                         724,441          900,366      1.5

                  Oil--Integrated         2,400      Mobil Corporation                   187,937          181,650      0.3

                  Oil Service             3,300      Schlumberger Ltd.                   207,737          173,250      0.3

                  Paper & Forest          3,250      Kimberly-Clark Corporation          149,779          156,812      0.3
                  Products

                  Petroleum               7,040      Unocal Corporation                  255,533          238,920      0.4

                  Pharmaceutical--        4,800      Bristol-Myers Squibb Co.            470,369          530,700      0.9
                  Diversified

                  Printing/Publishing    13,300      World Color Press, Inc.             395,983          403,988      0.7

                  Railroads              11,600      Burlington Northern Santa Fe Corp.  336,244          358,150      0.6

                  Retail                  9,700      Safeway, Inc.                       311,706          463,781      0.7


Merrill Lynch Asset Builder Program, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                  Global Opportunity Portfolio (continued)

                                          Shares                                                                 Percent of
COUNTRY           Industries               Held               US Stocks                   Cost          Value    Net Assets
United States     Retail--Drug Stores    11,200      Rite Aid Corporation            $   290,385      $   444,500      0.7%
(concluded)
                  Retail--Specialty       8,900      Lowe's Companies, Inc.              317,889          299,819      0.5

                  Retail Stores           4,700      Wal-Mart Stores, Inc.               214,053          324,300      0.5

                  Semiconductors          4,350      Motorola, Inc.                      206,224          226,200      0.4

                  Services                5,620      Quintiles Transnational Corp.       261,368          253,954      0.4

                  Telecommunications      7,300      GTE Corporation                     372,011          428,419      0.7

                  Utilities--             7,900      Ameritech Corporation               380,902          426,106      0.7
                  Communication

                  Utilities--Electric     5,600      PECO Energy Company                 191,301          216,650      0.3
                                          4,900      Public Service Enterprise
                                                     Group Incorporated                  190,396          186,200      0.3
                                          4,300      Texas Utilities Company             192,432          188,125      0.3
                                                                                         574,129          590,975      0.9
                                                                                    ------------     ------------    ------
                  Waste Management        6,000      Waste Management, Inc.              262,702          270,750      0.4

                                                     Total Investments in
                                                     US Stocks                        17,864,747       19,898,627     32.3

                                                           Foreign Stocks

Austria           Paper Products          1,700      Mayr-Melnhof Karton AG               83,319           78,871      0.1

                                                     Total Stocks in Austria              83,319           78,871      0.1

Canada            Automobile Parts        4,500      Magna International, Inc.
                                                     (Class A)                           287,394          279,281      0.4

                  Telecommunications     17,500      Teleglobe Inc.                      473,533          481,250      0.8

                                                     Total Stocks in Canada              760,927          760,531      1.2

Denmark           Services                  800      ISS International Service
                                                     System A/S (Class B)                 52,616           54,037      0.1

                                                     Total Stocks in Denmark              52,616           54,037      0.1

Finland           Holding Company        11,900      Amer Group Ltd.                     218,596          134,757      0.2

                  Insurance               5,700      Sampro Insurance Company
                                                     PLC (Class A)                       263,633          177,789      0.3

                  Paper & Forest          5,700      UPM-Kymmene OYJ                     131,458          136,456      0.2
                  Products

                  Pharmaceuticals         5,820      Orion-Yhtyma OY (Class B)           150,642          139,907      0.2

                  Real Estate            40,710      Sponda OYJ                          287,017          270,942      0.5

                                                     Total Stocks in Finland           1,051,346          859,851      1.4

France            Electronics            10,600      Thomson-CSF S.A.                    378,781          368,215      0.6

                  Foods                     711      Groupe Danone                       186,153          187,988      0.3

                  Insurance               3,600      AXA-UAP                             406,425          406,911      0.7
                                          6,000      Scor S.A.                           234,494          344,060      0.5
                                                                                    ------------     ------------    ------
                                                                                         640,919          750,971      1.2

                  Machinery &            19,300      Alstom S.A.                         657,484          480,763      0.8
                  Equipment

                  Oil & Related           3,100      Elf Aquitaine S.A.                  375,559          358,765      0.6

                  Semiconductor           6,200      STMicroelectronics N.V.
                  Capital                            (NY Registered Shares)              419,958          377,038      0.6
                  Equipment

                  Utilities--Water        1,265      Vivendi                             261,173          288,928      0.5

                                                     Total Stocks in France            2,920,027        2,812,668      4.6

Germany           Chemicals               4,000      Henkel KGaA (Preferred)             275,763          341,994      0.6

                                                     Total Stocks in Germany             275,763          341,994      0.6

Ireland           Banking                14,100      Bank of Ireland                     298,205          259,227      0.4

                                                     Total Stocks in Ireland             298,205          259,227      0.4

Italy             Banking               212,000      Banca di Roma                       466,916          370,340      0.6

                  Publishing             35,800      Arnoldo Mondadori Editore S.p.A.    252,228          396,879      0.6

                  Telecommunications     35,200      Telecom Italia S.p.A.               266,974          254,776      0.4

                                                     Total Stocks in Italy               986,118        1,021,995      1.6

Japan             Consumer--Electronics   2,000      Rohm Co., Ltd.                      134,774          176,885      0.3

                  Electronics            12,000      Matsushita Electric
                                                     Industrial Co., Ltd.                187,392          176,301      0.3

                  Insurance              18,000      Tokio Marine & Fire
                                                     Insurance Co., Ltd.                 208,039          204,791      0.3

                  Machine Tools &        18,000      Minebea Co., Ltd.                   188,149          169,243      0.3
                  Machinery

                  Retail Stores           3,000      Ito-Yokado Co., Ltd.                154,861          175,167      0.3

                  Telecommunications         50      NTT Mobile Communication
                                                     Network, Inc.                       164,989          180,749      0.3
                                             48      Nippon Telegraph & Telephone
                                                     Corporation (NTT)                   202,178          187,944      0.3
                                                                                    ------------     ------------    ------
                                                                                         367,167          368,693      0.6

                                                     Total Stocks in Japan             1,240,382        1,271,080      2.1

Netherlands       Broadcast &             2,100      Wolters Kluwer N.V.                 321,109          407,112      0.7
                  Publishing

                  Multi-Industry          2,300      Unilever N.V.                       165,854          170,717      0.3

                                                     Total Stocks in the
                                                     Netherlands                         486,963          577,829      1.0

Norway            Computer Software       8,300      Merkantildata ASA                    63,459           83,324      0.1

                                                     Total Stocks in Norway               63,459           83,324      0.1

Spain             Building Materials     21,000      Uralita, S.A.                       294,295          217,431      0.4

                  Diversified            17,200      Dinamia Capital
                                                     Privado-Sociedad de
                                                     Capital Riesgo, S.A.                320,292          207,361      0.3

                  Real Estate             9,300      Metrovacesa, S.A.                   290,232          268,098      0.4

                  Telecommunications      6,400      Telefonica, S.A.                    275,582          288,660      0.5

                                                     Total Stocks in Spain             1,180,401          981,550      1.6

Sweden            Auto & Truck            4,600      Autoliv, Inc.                       153,809          153,027      0.3

                  Automobile Parts       16,700      Haldex AB                           295,290          188,034      0.3

                  Banking                 5,500      ForeningsSparbanken AB               69,546          148,837      0.2
                                         25,700      Nordbanken Holding AB               180,684          153,892      0.3
                                                                                    ------------     ------------    ------
                                                                                         250,230          302,729      0.5




Merrill Lynch Asset Builder Program, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                  Global Opportunity Portfolio (concluded)

                                          Shares                                                                 Percent of
COUNTRY           Industries               Held             Foreign Stocks                Cost          Value    Net Assets
Sweden            Diversified             1,800      Custos AB (Class A)             $    46,361      $    38,462      0.1%
(concluded)                               4,600      Custos AB (Class B)                 121,232           98,879      0.1
                                                                                    ------------     ------------    ------
                                                                                         167,593          137,341      0.2

                  Electronics             9,000      Spectra-Physics AB (Class A)        274,607           85,214      0.1

                  Investment             10,200      Bure Investment AB                  104,571          135,076      0.2
                  Management

                  Real Estate            13,100      Castellum AB                        136,644          115,653      0.2
                                          9,800      Fastighets AB Tornet                161,306          125,390      0.2
                                                                                    ------------     ------------    ------
                                                                                         297,950          241,043      0.4

                  Telecommunications     18,200      Telefonaktiebolaget
                                                     LM Ericsson (ADR)*                  467,201          411,775      0.7

                                                     Total Stocks in Sweden            2,011,251        1,654,239      2.7

Switzerland       Foods/Food Processing      90      Nestle S.A. (Registered Shares)     185,172          191,773      0.3

                  Merchandising             500      Valora Holding AG                   135,344          134,840      0.2

                  Systems Integration       950      Swisscom AG (Registered)            254,660          322,618      0.5

                                                     Total Stocks in Switzerland         575,176          649,231      1.0

United Kingdom    Aerospace & Defense    54,400      British Aerospace PLC               430,127          404,883      0.7

                  Automobile Parts       44,900      LucasVarity PLC                     164,365          153,368      0.2

                  Banking                15,000      Lloyds TSB Group PLC                189,602          185,230      0.3

                  Beverages              36,104      Diageo PLC                          358,414          389,919      0.6

                  Diversified            74,200      Billiton PLC                        179,558          182,012      0.3

                  Foods                  40,200      Devro PLC                           289,780          189,817      0.3

                  Metal & Mining         15,000      Rio Tinto PLC (Registered)          185,193          182,091      0.3

                  Oil--Integrated         5,300      Shell Transport & Trading
                                                     Company (ADR)*                      194,738          194,775      0.3

                  Oil & Related           8,200      British Petroleum Company PLC       117,310          120,413      0.2

                  Travel Services       154,000      Thomson Travel Group PLC            481,175          368,736      0.6

                                                     Total Stocks in the
                                                     United Kingdom                    2,590,262        2,371,244      3.8

                                                     Total Investments in
                                                     Foreign Stocks                   14,576,215       13,777,671     22.3

                                                     Total Investments in
                                                     US & Foreign Stocks              32,440,962       33,676,298     54.6


SHORT-TERM                                Face
SECURITIES                               Amount                Issue

                  Commercial      US$ 2,900,000      Concord Minutemen Capital
                  Paper**                            Co. LLC,  5.23% due 11/03/1998    2,898,736        2,898,736      4.7
                                      1,593,000      General Motors Acceptance
                                                     Corp.,  5.69% due 11/02/1998      1,592,496        1,592,496      2.6
                                      1,000,000      International Securitization
                                                     Corp.,  5.27% due 11/18/1998        997,365          997,365      1.6
                                      1,900,000      Variable Funding Capital
                                                     Corp.,  5.25% due 11/02/1998      1,899,446        1,899,446      3.1


                                                     Total Investments in
                                                     Short-Term Securities             7,388,043        7,388,043     12.0

                  Total Investments                                                  $59,638,041       61,844,136    100.3
                                                                                     ===========
                  Unrealized Appreciation on Forward Foreign Exchange Contracts++                          77,707      0.1

                  Liabilities in Excess of Other Assets                                                  (262,356)    (0.4)
                                                                                                      -----------    ------
                  Net Assets                                                                          $61,659,487    100.0%
                                                                                                      ===========    ======


                  Net Asset Value:     Class A--Based on net assets of $162,176 and
                                                14,449 shares outstanding                             $     11.22
                                                                                                      ===========
                                       Class B--Based on net assets of $41,348,511 and
                                                3,742,800 shares outstanding                          $     11.05
                                                                                                      ===========
                                       Class C--Based on net assets of $16,973,399 and
                                                1,539,728 shares outstanding                          $     11.02
                                                                                                      ===========
                                       Class D--Based on net assets of $3,175,401 and
                                                283,725 shares outstanding                            $     11.19
                                                                                                      ===========



                 *American Depositary Receipts (ADR).
                **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
                  Portfolio.

                ++Forward foreign exchange contracts as of October 31, 1998 were as follows:

                  Foreign                          Expiration           Unrealized
                  Currency Sold                       Date             Appreciation

                              C$    1,200,000     November 1998          $  9,461
                  Pound Sterling    1,450,000     November 1998            28,710
                  Pound Sterling    1,450,000     December 1998            39,536
                                                                         --------
                  Total Unrealized Appreciation on Forward Foreign
                  Exchange Contracts--Net (US$ Commitment--$5,698,260)   $ 77,707
                                                                         ========


SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                  Growth Opportunity Portfolio

                                          Shares                                                                Percent of
                  Industries               Held            Common Stocks                 Cost          Value    Net Assets
                  Advertising            10,000      Interpublic Group of
                                                     Companies, Inc.                $    455,324     $    585,000      0.7%

                  Banking & Financial    19,800      Bank One Corporation                921,491          967,725      1.2
                                         27,658      BankAmerica Corporation           1,888,950        1,588,606      2.0
                                         26,500      Citigroup Inc                     1,510,527        1,247,156      1.5
                                         31,000      Mellon Bank Corporation           1,792,098        1,863,875      2.3
                                         13,000      State Street Corporation            653,506          810,875      1.0
                                                                                    ------------     ------------    ------
                                                                                       6,766,572        6,478,237      8.0

                  Beverages              24,000      Coca-Cola Company (The)           1,932,193        1,623,000      2.0
                                          5,000      Seagram Company Ltd. (The)          212,919          164,375      0.2
                                                                                    ------------     ------------    ------
                                                                                       2,145,112        1,787,375      2.2

                  Broadcasting--Radio    15,000      CBS Corporation                     378,301          419,062      0.5
                  & Television           18,500      Chancellor Media Corporation        805,666          709,937      0.9
                                         24,000      Clear Channel
                                                     Communications, Inc.              1,057,233        1,093,500      1.4
                                                                                    ------------     ------------    ------
                                                                                       2,241,200        2,222,499      2.8

                  Chemicals              21,500      du Pont (E.I.) de Nemours &Co.    1,562,462        1,236,250      1.5


Merrill Lynch Asset Builder Program, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                  Growth Opportunity Portfolio (continued)

                                          Shares                                                                Percent of
                  Industries               Held            Common Stocks                 Cost          Value    Net Assets
                  Communications         27,000      Ascend Communications, Inc.    $  1,307,680     $  1,301,062      1.6%
                  Equipment              45,000      Cisco Systems, Inc.               2,065,506        2,837,812      3.5
                                          4,000      FORE Systems, Inc.                   78,000           62,500      0.1
                                          2,000      Lucent Technologies, Inc.           144,995          160,375      0.2
                                          1,500      Newbridge Networks Corporation       90,090           30,750      0.0
                                          5,000      Northern Telecom Ltd.               246,979          214,063      0.3
                                          2,000      Telefonaktiebolaget LM
                                                     Ericsson (ADR)*                      40,978           45,250      0.1
                                                                                    ------------     ------------    ------
                                                                                       3,974,228        4,651,812      5.8

                  Computers              74,000      COMPAQ Computer Corporation       1,866,564        2,340,250      2.9
                                         20,000      Dell Computer Corporation           681,834        1,310,000      1.6
                                          2,000      Network Appliance, Inc.              90,522          108,000      0.1
                                                                                    ------------     ------------    ------
                                                                                       2,638,920        3,758,250      4.6

                  Cosmetics              18,000      Gillette Company (The)              838,754          808,875      1.0
                                          1,500      International Flavors &
                                                     Fragrances, Inc.                     66,303           56,156      0.1
                                                                                    ------------     ------------    ------
                                                                                         905,057          865,031      1.1

                  Electrical Equipment    2,000      Emerson Electric Co.                108,040          132,000      0.2
                                         30,000      General Electric Company          1,968,609        2,625,000      3.3
                                          1,000      Honeywell, Inc.                      74,816           79,875      0.1
                                                                                    ------------     ------------    ------
                                                                                       2,151,465        2,836,875      3.6

                  Electronics            22,000      Intel Corporation                 1,693,956        1,962,125      2.4
                                          8,000      STMicroelectronics N.V.
                                                     (NY Registered Shares)              565,629          486,500      0.6
                                         23,500      Texas Instruments Inc.            1,347,642        1,502,531      1.9
                                                                                    ------------     ------------    ------
                                                                                       3,607,227        3,951,156      4.9

                  Energy                 11,000      El Paso Energy Corporation          344,306          389,813      0.5
                                          2,000      Enron Corporation                    80,390          105,500      0.1
                                                                                    ------------     ------------    ------
                                                                                         424,696          495,313      0.6

                  Entertainment           7,000      Viacom, Inc. (Class A)              260,391          415,625      0.5
                                         50,000      Walt Disney Company (The)         1,629,106        1,346,875      1.7
                                                                                    ------------     ------------    ------
                                                                                       1,889,497        1,762,500      2.2

                  Financial Services      4,000      American Express Company            390,615          353,500      0.4
                                         10,000      Federal National Mortgage
                                                     Association                         602,416          708,125      0.9
                                         10,000      Franklin Resources, Inc.            546,808          378,125      0.5
                                         14,000      Morgan Stanley, Dean Witter,
                                                     Discover & Co.                      885,329          906,500      1.1
                                                                                    ------------     ------------    ------
                                                                                       2,425,168        2,346,250      2.9

                  Food Merchandising      3,000      Albertson's, Inc.                   107,884          166,687      0.2
                                          6,000      Meyer (Fred), Inc.                  141,180          319,875      0.4
                                          5,000      Safeway, Inc.                       228,044          239,063      0.3
                                                                                    ------------     ------------    ------
                                                                                         477,108          725,625      0.9

                  Foods                   5,000      ConAgra, Inc.                       124,865          152,188      0.2
                                          4,000      Wrigley (Wm.) Jr. Company           288,597          323,750      0.4
                                                                                    ------------     ------------    ------
                                                                                         413,462          475,938      0.6

                  Home Furnishings       22,700      Ethan Allen Interiors, Inc.       1,190,938          780,313      1.0

                  Hotels                  9,000      Marriott International, Inc.
                                                     (Class A)                           305,627          241,875      0.3

                  Household Products      7,000      Colgate-Palmolive Company           540,199          618,625      0.8
                                          6,000      Kimberly-Clark Corporation          280,503          289,500      0.3
                                         20,000      Procter & Gamble Company (The)    1,485,044        1,777,500      2.2
                                         17,000      Unilever N.V. (NY Registered
                                                     Shares)                           1,221,062        1,279,250      1.6
                                                                                    ------------     ------------    ------
                                                                                       3,526,808        3,964,875      4.9

                  Information             6,000      America Online, Inc.                538,788          762,375      0.9
                  Processing             27,000      First Data Corporation              961,514          715,500      0.9
                                                                                    ------------     ------------    ------
                                                                                       1,500,302        1,477,875      1.8

                  Insurance               1,000      Aetna, Inc.                          82,249           74,625      0.1
                                         14,200      American International
                                                     Group, Inc.                         991,902        1,210,550      1.5
                                                                                    ------------     ------------    ------
                                                                                       1,074,151        1,285,175      1.6

                  Medical Technology      1,000      Boston Scientific Corporation        65,654           54,437      0.1
                                          2,000      Guidant Corporation                 136,943          153,000      0.2
                                          1,000      Johnson & Johnson                    66,560           81,500      0.1
                                                                                    ------------     ------------    ------
                                                                                         269,157          288,937      0.4

                  Oil Services            3,000      Baker Hughes, Inc.                  114,960           66,187      0.1
                                          2,000      Diamond Offshore Drilling, Inc.      90,370           61,375      0.1
                                          1,500      Schlumberger Ltd.                    88,170           78,750      0.1
                                                                                    ------------     ------------    ------
                                                                                         293,500          206,312      0.3

                  Pharmaceuticals         2,000      Amgen, Inc.                         131,750          157,125      0.2
                                         22,000      Bristol-Myers Squibb Co.          2,156,465        2,432,375      3.0
                                         15,000      Merck & Co., Inc.                 1,814,901        2,028,750      2.5
                                         23,000      Pfizer Inc.                       1,939,566        2,468,188      3.1
                                                                                    ------------     ------------    ------
                                                                                       6,042,682        7,086,438      8.8

                  Photography             1,000      Eastman Kodak Company                66,840           77,500      0.1

                  Pollution Control         362      Waste Management, Inc.               14,160           16,335      0.0

                  Publishing             11,000      Gannett Co., Inc.                   780,104          680,625      0.8

                  Restaurants             6,000      McDonald's Corporation              343,189          401,250      0.5

                  Retail--Specialty      10,000      Abercrombie & Fitch Co.
                                                     (Class A)                           416,066          396,875      0.5
                                         36,000      CVS Corporation                   1,277,008        1,644,750      2.0
                                         11,000      Gap, Inc. (The)                     444,363          661,375      0.8
                                         11,000      Lowe's Companies, Inc.              389,996          370,563      0.5
                                         60,000      Staples, Inc.                     1,242,295        1,953,750      2.4
                                         30,000      Walgreen Co.                        971,102        1,460,625      1.8
                                                                                    ------------     ------------    ------
                                                                                       4,740,830        6,487,938      8.0

                  Retail--Stores         17,000      Federated Department
                                                     Stores, Inc.                        847,205          653,438      0.8
                                         50,000      Wal-Mart Stores, Inc.             2,272,534        3,450,000      4.3
                                                                                    ------------     ------------    ------
                                                                                       3,119,739        4,103,438      5.1

                  Semiconductors         25,000      Applied Materials, Inc.             920,280          864,062      1.1

                  Software--Computer      4,800      Baan Company N.V.
                                                     (US Registered Shares)              216,266           52,800      0.1
                                         25,000      Microsoft Corporation             2,157,218        2,646,875      3.3
                                         37,000      PeopleSoft, Inc.                  1,640,986          781,625      1.0
                                         49,000      SAP AG (Systeme, Anwendungen,
                                                     Produkte in der
                                                     Datenverarbeitung (ADR)*          1,079,041        2,067,188      2.6
                                                                                    ------------     ------------    ------
                                                                                       5,093,511        5,548,488      7.0



Merrill Lynch Asset Builder Program, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                  Growth Opportunity Portfolio (concluded)

                                          Shares                                                                Percent of
                  Industries               Held            Common Stocks                 Cost          Value    Net Assets
                  Telecommunications     22,000      AT&T Corp.                     $  1,435,871     $  1,369,500      1.7%
                                         10,000      Cable & Wireless PLC (ADR)*         402,841          336,250      0.4
                                         25,000      GTE Corporation                   1,278,166        1,467,188      1.8
                                         25,000      MCI WorldCom, Inc.                1,146,454        1,381,250      1.7
                                         31,000      Sprint Corporation                2,018,344        2,379,250      3.0
                                                                                    ------------     ------------    ------
                                                                                       6,281,676        6,933,438      8.6

                  Toys                   19,000      Mattel, Inc.                        716,164          681,625      0.8

                  Travel & Lodging       24,000      Carnival Corporation (Class A)      672,036          777,000      1.0

                                                     Total Common Stocks              69,029,192       76,081,610     94.5


                                        Face
                                       Amount               Short-Term Securities

                  Commercial         $1,574,000      General Motors Acceptance Corp.,
                  Paper**                            5.69% due 11/02/1998              1,573,502        1,573,502      2.0
                                      3,000,000      Variable Funding Capital Corp.,
                                                     5.20% due 11/13/1998              2,994,367        2,994,367      3.7

                                                     Total Short-Term Securities       4,567,869        4,567,869      5.7

                  Total Investments                                                  $73,597,061       80,649,479    100.2
                                                                                     ===========

                  Liabilities in Excess of Other Assets                                                  (175,719)    (0.2)
                                                                                                      -----------    ------
                  Net Assets                                                                          $80,473,760    100.0%
                                                                                                      ===========    ======


                  Net Asset Value:        Class A--Based on net assets of $406,080 and
                                                   26,849 shares outstanding                          $     15.12
                                                                                                      ===========
                                          Class B--Based on net assets of $49,194,901 and
                                                   3,315,928 shares outstanding                       $     14.84
                                                                                                      ===========
                                          Class C--Based on net assets of $28,165,147 and
                                                   1,900,704 shares outstanding                       $     14.82
                                                                                                      ===========
                                          Class D--Based on net assets of $2,707,632 and
                                                   179,431 shares outstanding                         $     15.09
                                                                                                      ===========

                 *American Depositary Receipts (ADR).
                **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
                  Portfolio.


SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
<CAPTIN>
                  Quality Bond Portfolio

                   S&P       Moody's   Face
INDUSTRIES        Ratings   Ratings   Amount               Bonds & Notes                           Cost          Value
Asset-Backed       AAA       Aaa    $  8,788    Arcadia Automobile Receivables Trust,
Securities--2.7%                                6.10% due 6/15/2000 (a)                       $     8,786    $     8,793
                   AA        Aa2     300,000    CIT Group Home Equity Loan Trust,
                                                6.44% due 11/15/2027 (a)                          299,886        300,417
                   AAA       Aaa     150,000    Money Store (The), Series 1998-B, 6.225%
                                                due 9/15/2023                                     149,978        150,305
                                                                                              -----------    -----------
                                                                                                  458,650        459,515

Banking--12.5%     A         A2      250,000    Bank of New York Company, Inc., 7.875%
                                                due 11/15/2002                                    276,675        270,112
                   A+        Aa3     250,000    BankAmerica Corp., 6.65% due 5/01/2001            249,862        255,575
                   BBB+      A3      300,000    Great Western Bank, 9.875% due 6/15/2001          332,535        331,716
                   BBB       a1      300,000    KeyCorp Capital I, 6.427% due 7/01/2028           296,982        279,777
                   BBB+      Baa1    250,000    MBNA America Bank NA, 5.988% due 6/10/2004        246,142        247,915
                   A         A3      250,000    Mellon Financial Co., 6.375% due 2/15/2010        251,010        250,365
                   AA-       Aa3     250,000    Norwest Corp., Series F, 6.75% due 5/12/2000      249,627        256,537
                   A         A2      200,000    Wells Fargo Company, 8.375% due 5/15/2002         213,120        216,528
                                                                                              -----------    -----------
                                                                                                2,115,953      2,108,525

Financial          A+        Aa3     100,000    Citigroup Capital II, 7.75% due 12/01/2036        100,170         99,024
Services--         BBB-      Baa2    100,000    Commercial Net Lease Realty, 7.125%
6.4%                                            due 3/15/2008                                      99,729         92,456
                   A-        A3       38,000    Donaldson Lufkin & Jenrette Inc.,
                                                6.875% due 11/01/2005                              37,694         38,964
                   BBB-      Baa3    150,000    Hospitality Properties Trust, 7% due
                                                3/01/2008                                         149,730        132,141
                   AA        Aa2     200,000    MBIA, Inc., 7.15% due 7/15/2027                   199,510        213,674
                   A+        A2      200,000    Prudential Insurance Co., 6.375% due
                                                7/23/2006                                         199,116        202,971
                   A         Aa3     150,000    Salomon Smith Barney Holdings, Inc.,
                                                7.375% due 5/15/2007                              149,866        158,937
                   BBB       Baa2    150,000    Spieker Properties LP, 7.35% due 12/01/2017       151,549        132,196
                                                                                              -----------    -----------
                                                                                                1,087,364      1,070,363

Financial          AA-       Aa3     250,000    Associates Corp. of North America,
Services--                                      6.95% due 11/01/2018                              248,530        248,530
Consumer--5.6%     A         A2      250,000    Beneficial Corporation, 6.80% due 9/16/2003       250,000        262,614
                   A         aa3     150,000    CIT Capital Trust I, 7.70% due 2/15/2027          149,316        154,913
                   A+        Aa3     120,000    Commercial Credit Co., 6.25% due 1/01/2008        122,456        119,185
                   A-        Baa1    150,000    Finova Capital Corp., 6.25% due 11/01/2002        149,425        149,646
                                                                                              -----------    -----------
                                                                                                  919,727        934,888

Industrial--                                    Anheuser-Busch Cos., Inc.:
Consumer Goods--   A+        A1      100,000      8.75% due 12/01/1999                            107,905        103,747
14.3%              A+        A1      200,000      5.65% due 9/15/2008                             199,322        199,250
                   A+        A1      300,000      6.50% due 1/01/2028                             300,903        303,156
                   A         A2      100,000    Bass America, Inc., 8.125% due 3/31/2002          105,928        107,244
                   A+        A3      250,000    Coca-Cola Enterprises, 5.75% due 11/01/2008       248,333        248,332
                   BBB-      Baa3    250,000    Flowers Industries Inc., 7.15% due 4/15/2028      248,675        236,462
                   A+        A1      300,000    Hershey Foods Corp., 6.95% due 8/15/2012          331,608        327,870
                   AA        Aa2     375,000    Kimberly-Clark Corp., 6.375% due 1/01/2028        371,910        380,501
                   AA        Aa2     200,000    McDonald's Corporation, 5.35% due 9/15/2008       198,422        198,376
                   A         A1       80,000    Pepsico, Inc., 5.75% due 1/02/2003                 79,595         81,394
                   AA        Aa2     200,000    Wal-Mart Stores, Inc., 8.50% due 9/15/2024        207,350        223,444
                                                                                              -----------    -----------
                                                                                                2,399,951      2,409,776

Industrial--       AA        Aa2     175,000    BP America Inc., 9.375% due 11/01/2000            200,263        189,644
Energy--5.0%       BBB       Baa2    250,000    Occidental Petroleum Corp., 6.50% due
                                                4/01/2005                                         248,575        246,882
                   BBB+      A3      400,000    Sonat, Inc., 7% due 2/01/2018                     412,068        405,536
                                                                                              -----------    -----------
                                                                                                  860,906        842,062

Industrial--       A         A2      200,000    AlliedSignal Inc., 6.20% due 2/01/2008            199,732        198,600
Manufacturing--    BBB+      A3      200,000    Applied Materials Inc., 6.75% due 10/15/2007      199,870        202,002
15.6%              A+        A2      200,000    Danaher Corp., 6% due 10/15/2008                  198,926        200,042
                   AA+       Aa1     300,000    Emerson Electric Co., 5.50% due 9/15/2008         299,223        296,667
                                                Ford Motor Credit Co.:
                   A         A1      200,000      8.20% due 2/15/2002                             213,154        215,448
                   A         A1      300,000      5.787% due 8/27/2006                            299,792        299,202



Merrill Lynch Asset Builder Program, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
<CAPTIN>
                  Quality Bond Portfolio (concluded)

                   S&P       Moody's   Face
INDUSTRIES        Ratings   Ratings   Amount               Bonds & Notes                           Cost          Value
Industrial--       AAA       Aaa    $245,000    General Electric Capital Corporation,
Manufacturing                                   8.50% due 7/24/2008                           $   297,577    $   298,724
(concluded)                                     General Motors Acceptance Corp.:
                   A         A2      100,000      8.50% due 1/01/2003                             108,510        110,400
                   A         A2      100,000      5.875% due 1/22/2003                            101,120        101,415
                   A         A2      200,000      8.75% due 7/15/2005                             226,232        235,558
                   A-        Baa1    250,000    LaFarge Corp., 6.375% due 7/15/2005               249,708        258,680
                   A         A2      100,000    Lucent Technologies Inc., 6.50% due 1/15/2028     103,618        102,860
                   A         A1       90,000    PPG Industries Inc., 6.50% due 11/01/2007          89,725         92,394
                                                                                              -----------    -----------
                                                                                                2,587,187      2,611,992

Industrial--       AAA       Aa1     300,000    Abbott Laboratories, 5.40% due 9/15/2008          299,403        302,505
Services--7.0%     A         A2      150,000    Carnival Corp., 7.70% due 7/15/2004               156,746        163,077
                   A         A2      222,794    Disney-CRAVE-403, 6.85% due 1/10/2007 (a)         222,642        240,702
                   A         A2      200,000    First Data Corporation, 6.375% due 12/15/2007     199,486        205,228
                   BBB-      Baa3    120,000    TCI Communications Inc., 8.75% due 8/01/2015      140,767        145,614
                   BBB-      Baa2    100,000    Time Warner Entertainment Co., 8.375% due
                                                3/15/2023                                         107,029        116,335
                                                                                              -----------    -----------
                                                                                                1,126,073      1,173,461

Mortgage-Backed    AAA       Aaa     200,000    Government National Mortgage Association,
Securities--1.2%                                Series 1998-14,6.375% due 11/20/2026              198,469        202,436

Transportation--   BBB       Baa2    250,000    CSX Corp., 7.90% due 5/01/2017                    279,713        275,370
1.6%

US Government                                   US Treasury Notes:
Obligations--8.2%  AAA       Aaa      25,000      5.875% due 9/30/2002                             25,289         26,297
                   AAA       Aaa     250,000      5.50% due 2/28/2003                             250,105        260,938
                   AAA       Aaa     220,000      7.25% due 8/15/2004                             248,342        250,972
                   AAA       Aaa     150,000      6.50% due 5/15/2005                             159,047        167,109
                   AAA       Aaa      50,000      6.125% due 8/15/2007                             52,836         55,203
                   AAA       Aaa     200,000      5.625% due 5/15/2008                            216,305        215,594
                   AAA       Aaa     400,000      4.53% due 11/15/2008                            400,000        400,000
                                                                                              -----------    -----------
                                                                                                1,351,924      1,376,113

Utilities--        A-        A2      300,000    ALLTEL Corporation, 6.75% due 9/15/2005           295,380        316,974
Communications--   A         A3      250,000    Frontier Corp., 6% due 10/15/2013                 249,660        254,220
10.3%              A         Baa1    150,000    GTE Corp., 6.84% due 4/15/2018                    154,197        152,058
                   AAA       Aa1     125,000    Indiana Bell Telephone Co., Inc.,
                                                7.30% due 8/15/2026                               133,639        141,929
                                                MCI WorldCom Inc.:
                   BBB+      Baa2    200,000      7.75% due 4/01/2007                             217,758        223,460
                   BBB+      Baa2    200,000      6.125% due 4/15/2012                            199,466        204,510
                   AA        Aa3     125,000    Southwestern Bell Telecommunications
                                                Corp., 6.50% due 3/12/2003                        126,223        131,829
                   A-        A3      300,000    U.S. West Capital Funding Inc., 6.875%
                                                due 7/15/2028                                     296,715        311,112
                                                                                              -----------    -----------
                                                                                                1,673,038      1,736,092

Utilities--        A+        A1      100,000    Consolidated Edison, Inc., 6.25%
Electric--3.2%                                  due 2/01/2008                                     100,000        104,282
                   A         A1      250,000    Mississippi Power Co., Series B,
                                                6.05% due 5/01/2003                               255,620        262,253
                   A         A2      150,000    Virginia Electric & Power Co., 8.625%
                                                due 10/01/2024                                    166,200        173,584
                                                                                              -----------    -----------
                                                                                                  521,820        540,119

                                                Total Investments in Bonds & Notes--93.6%      15,580,775     15,740,712


SHORT-TERM
SECURITIES                                                       Issue

US Government                      1,448,000    Federal Home Loan Mortgage
Agency                                          Corporation,  5.42% due 11/02/1998              1,448,000      1,448,000
Obligations*--
8.6%
                                                Total Investments in
                                                Short-Term Securities--8.6%                     1,448,000      1,448,000

                   Total Investments--102.2%                                                  $17,028,775     17,188,712
                                                                                              ===========
                   Liabilities in Excess of Other Assets--(2.2%)                                                (368,571)
                                                                                                             -----------
                   Net Assets--100.0%                                                                        $16,820,141
                                                                                                             ===========

                   Net Asset Value:             Class A--Based on net assets of $372,820 and
                                                         36,594 shares outstanding                           $     10.19
                                                                                                             ===========
                                                Class B--Based on net assets of $10,643,203 and
                                                         1,045,403 shares outstanding                        $     10.18
                                                                                                             ===========
                                                Class C--Based on net assets of $4,389,096 and
                                                         431,130 shares outstanding                          $     10.18
                                                                                                             ===========
                                                Class D--Based on net assets of $1,415,022 and
                                                         139,011 shares outstanding                          $     10.18
                                                                                                             ===========


                 *US Government Agency Obligation is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
               (a)Subject to principal paydowns.


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                       US Government Securities Portfolio
                                                                   Face     Interest          Maturity
                       Issue                                      Amount      Rate             Date(s)          Value
US Government          Federal Home Loan Mortgage
Agency                 Corporation                              $  825,326   11.50 %        6/01/2019        $   926,775
Mortgage-Backed        Federal Home Loan Mortgage
Obligations*--81.7%    Corporation--Gold Program                 4,012,339    5.50     3/01/2013-10/01/2013    3,966,421
                       Federal Home Loan Mortgage
                       Corporation--Gold Program                 1,966,828    6.50     8/01/2010-9/01/2013     1,997,867
                       Federal National Mortgage
                       Association                               3,600,000    6.00            TBA(1)           3,556,258
                       Federal National Mortgage Association       404,000    6.00          9/01/2028            399,200
                       Federal National Mortgage
                       Association--Multi-Family #0073313++++    2,016,136    6.18          1/01/2006          2,081,448
                       Government National Mortgage
                       Association                                 476,617    6.50          1/15/2028            481,826
                       Government National Mortgage
                       Association                               1,327,554    7.00     11/15/2027-7/15/2028    1,358,607
                       Government National Mortgage
                       Association                               2,732,669    7.50     10/15/2025-3/15/2028    2,814,798

                       Total US Government Agency
                       Mortgage-Backed Obligations     (Cost--$17,421,321)                                    17,583,200

US Government          US Treasury Notes                         1,300,000    5.375         2/15/2001          1,329,250
Obligations--10.2%     US Treasury STRIPS**                      2,800,000    5.402++       8/15/2019            873,236

                       Total US Government Obligations (Cost--$2,216,282)                                      2,202,486



Merrill Lynch Asset Builder Program, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                       US Government Securities Portfolio (concluded)

SHORT-TERM                Face
SECURITIES               Amount                                  Issue                                           Value
Repurchase             $5,336,000           Morgan Stanley & Co., Inc. purchased on 10/30/1998 to
Agreements***--                             yield 5.50% to 11/02/1998                                        $ 5,336,000
24.8%

                       Total Investments in Short-Term Securities (Cost--$5,336,000)                           5,336,000

                       Total Investments (Cost--$24,973,603)--116.7%                                          25,121,686

                       Liabilities in Excess of Other Assets--(16.7%)                                         (3,602,039)
                                                                                                             -----------
                       Net Assets--100.0%                                                                    $21,519,647
                                                                                                             ===========


                       Net Asset Value:     Class A--Based on net assets of $1,939,156 and
                                                     181,631 shares outstanding                              $     10.68
                                                                                                             ===========
                                            Class B--Based on net assets of $13,840,845 and
                                                     1,296,725 shares outstanding                            $     10.67
                                                                                                             ===========
                                            Class C--Based on net assets of $4,082,603 and
                                                     382,536 shares outstanding                              $     10.67
                                                                                                             ===========
                                            Class D--Based on net assets of $1,657,043 and
                                                     155,159 shares outstanding                              $     10.68
                                                                                                             ===========


                    (1)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
                      *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage
                       instruments.As a result, the average life may be substantially less than the original maturity.
                     **STRIPS--Separate Trading of Registered Interest and Principal of
                       Securities.
                    ***Repurchase Agreements are fully collateralized by US Government &
                       Agency Obligations.
                     ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
                   ++++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.



EQUITY PORTFOLIO CHANGES

For the Quarter Ended October 31, 1998


FUNDAMENTAL
VALUE PORTFOLIO


Additions

 British Petroleum Co. PLC(ADR)
 Deere & Company
 Dillard's, Inc. (Class A)
 Hewlett-Packard Co.
 Thomas & Betts Corporation


Deletions

 Bankers Trust New York Corp.
 COMPAQ Computer Corporation
 Dow Jones & Company, Inc.
 Harrah's Entertainment, Inc.
 Pharmaceutical Product Development, Inc.
 Whirlpool Corporation



GLOBAL
OPPORTUNITY
PORTFOLIO


Additions

 Aluminum Co. of America
 Ameritech Corporation
 Billiton PLC
 British Petroleum Company PLC
 ConAgra, Inc.
*Consolidated Stores Corporation
 du Pont (E.I.) de Nemours & Co.
 GTE Corporation
 Groupe Danone
 ISS International Service System A/S
   (Class B)
 Johnson & Johnson
 Kimberly-Clark Corporation
 Lloyds TSB Group PLC
 Mayr-Melnhof Karton AG
 Merkantildata ASA
 Micron Technology, Inc.
 Millipore Corporation
 Mobil Corporation
 Motorola, Inc.
 NTT Mobile Communication Network, Inc.
 Nabisco Holdings Corp. (Class A)
 Nestle S.A. (Registered Shares)
 Nippon Telegraph & Telephone
   Corporation (NTT)
 PECO Energy Company
 Public Service Enterprise Group
   Incorporated
 Quintiles Transnational Corp.
 Rio Tinto PLC (Registered)
 Shell Transport & Trading Company (ADR)
 Swisscom AG (Registered)
 Telecom Italia S.p.A.
 Telefonaktiebolaget LM Ericsson (ADR)
 Telefonica, S.A.
 Teleglobe Inc.
 Texas Utilities Company
 Unilever N.V.
 United Technologies Corporation
 Vivendi


Deletions

 Bank of Tokyo--Mitsubishi
 Bayerische Vereinsbank AG
 Carnival Corporation (Class A)
 Chancellor Media Corp.
 Columbia/HCA Healthcare Corporation
*Consolidated Stores Corporation
 Daimler-Benz AG
 Danieli & Co.
 Finnlines Oyj
 Gartner Group, Inc. (Class A)
 Gillette Company (The)
 Grupo Carso, S.A. de C.V. (ADR)
 Imperial Chemical Industries PLC
 Imperial Chemical Industries PLC (ADR)
 Makino Milling Machine Co., Ltd.
 Mannesmann AG
 Oversea-Chinese Banking Corp. Ltd.
   'Foreign'
 Panamerican Beverages, Inc.
 (Class A)(US Registered Shares)
 Perstorp AB (Class B)
 Repsol, S.A. (ADR)
 Sanwa Bank, Limited
 Schindler Holding AG
 Seagram Company Ltd. (The)
 Sears, Roebuck & Co.
 SmarTalk TeleServices, Inc.
 Sony Corporation
 Starwood Hotels & Resorts
 Telefonos de Mexico, S.A. de C.V. (Telmex)(ADR)
 Texas Instruments Inc.
 Tokyo Electron Limited
 Travelers Group Inc.
 UBS AG
 United Healthcare Corporation


GROWTH
OPPORTUNITY
PORTFOLIO


Additions

 Abercrombie & Fitch Co. (Class A)
 Ascend Communications, Inc.
 CBS Corporation
 GTE Corporation
 Lowe's Companies, Inc.
 MCI WorldCom, Inc.
 Network Appliance, Inc.


Deletions

 Hewlett-Packard Co.
 NationsBank Corporation
 Polygram N.V. (NY Registered Shares)
 Travelers Group, Inc. (The)

[FN]
*Added and deleted in the same quarter.